Exhibit 99.1

Investor Presentation 2014 Second Quarter Nasdaq: MYRG www.myrgroup.com Investor Presentation August

SAFE HARBOR STATEMENT Various statements in this presentation, and any oral statements regarding the subject matter of this - Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include those that express a belief, expectation or intention, as well as those that are not statements of historical fact, and may include projections and estimates concerning the timing and success of specific projects and our future revenue, income, backlog, liquidity, capital spending and investments. The forward-looking statements in this presentation are generally accompanied by words such as uncertainty of future events or outcomes. The forward-looking statements speak only as of their date and are based on our current expectations and assumptions about future events, including with respect to expected growth, results of operations, performance, business prospects and opportunities and effective tax rates. These statements do not guarantee future performance and actual results may differ materially from these statements. We disclaim any obligation to update these statements, unless required by securities laws, and we caution you not to rely on them unduly. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are - 1A -K for the fiscal year ended December 31, 2013, and in any risk factors or cautionary statements contained in our other filings with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forwardlooking statements. Company Overview Market Strategy Financial Performance Page 2 Investor Presentation August

TABLE OF CONTENTS Company Overview Market Overview Strategy Financial Performance Investment Outlook Appendix Company Overview Market Strategy Financial Performance Page 3 Investor Presentation August

ABOUT MYR GROUP MYR Group is a holding company of six specialty electrical contractors Subsidiaries date back to 1891 Nationwide presence with offices in 21 states Transmission and Distribution (T&D) customers include: Investor Owned Utilities Cooperatives Municipalities Independent Transmission Companies Commercial and Industrial (C&I) services are provided to property owners and general contractors in the western United States Services include turnkey construction and maintenance of the U.S. electrical infrastructure Nationwide network of over 3,300 employees Safety performance consistently exceeds industry standards Large modern fleet including extensive specialized equipment Company Overview Market Strategy Financial Performance Page 4 Investor Presentation

INVESTMENT HIGHLIGHTS Strong market position Transmission and Distribution (T&D) - national presence Commercial and Industrial (C&I) - regional presence Highly skilled national workforce Regulatory environment supports growth Favorable industry dynamics providing opportunities for stable and profitable long-term growth Significant, major transmission project opportunities Strong financial performance, which provides for a healthy balance sheet Company Overview Market Strategy Financial Performance Page 5 Investor Presentation August

NATIONWIDE T&D SERVICES Transmission Overhead Distribution Underground Distribution Foundations & Caissons Directional Boring Substation EPC Services PCS/Cellular Towers Emergency Storm Response Fiber Optics T & D C A P A B I L I T I E S MYR Group provides transmission, distribution and substation services across the U.S. through a network of district and project-specific offices. Company Overview Market Strategy Financial Performance Page 6 Investor Presentation August

REGIONAL C&I SERVICES Educational/Medical Centers Industrial Facilities Water & Wastewater Treatment Plants Renovations and Major Additions Data Centers Technical Services Voice, Data & Video Systems Transportation / Traffic Signalization Airports / Airfield Lighting Bridge, Roadway, Tunnel Lighting Government & Office Buildings Building Automation & Controls Telecommunications C & I C A P A B I L I T I E S Company Overview Market Strategy Financial Performance Page 7 Investor Presentation August

CENTRALIZED FLEET OPERATIONS Company Overview Market Strategy Financial Performance 200 Ton All-Terrain Crane 5-Drum Side-Winder Puller Excavator w/ Hyd. Thumb Track Material Handler Centralized Fleet Management Regional Support Facilities MYR fleet utilization and creates efficient distribution of fleet resources to projects all across the nation. Storm Response Equipment Page 8 Investor Presentation August

STRATEGIC INVESTMENT IN CAPEX SUPPORTED ORGANIC GROWTH Successful execution of strategy: Invested in specialty equipment in 2011 - 2013 in anticipation of T&D build-out Grow top-line revenue organically through expansion of T&D capacity Source: S&P Capital IQ Page 9 Company Overview Market Strategy Financial Performance $616 $631 $597 $780 $999 $903 $0 $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 Millions Revenue Revenue 7.9% CAGR 4.5% 4.4% 4.0% 2.3% 0.9% 0.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% PIKE '09-'13 MYRG '09-'13 PWR '09-'13 MTZ '09-'13 WG '09-'13 EME '09-'13 5-Year CAPEX Investment % of Revenue $28.0 $29.7 $21.9 $42.3 $37.2 $42.7 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $10 $20 $30 $40 $50 2008 2009 2010 2011 2012 2013 Millions CAPEX Investment CAPEX Spend CAPEX % of Rev Investor Presentation August

REGULATORY ENVIRONMENT SUPPORTS GROWTH August 2005 - Energy Policy Act / Revised in 2009 by the American Recovery and Reinvestment Act Established minimum reliability standards Provided federal permitting and siting authority for transmission lines Encouraged investment in infrastructure July 2011 - Intended to facilitate transmission development and lower costs of transmission services Could require transmission providers to develop regional transmission plans and cost-allocation methods and to coordinate with neighboring transmission-planning regions Could reduce siting and permitting delays, remove the Federal Rights of First Refusal (ROFR) and consider Public Policy Benefits (i.e. Clean Air) October 2011 - Federal Government announced creation of an inter-agency Rapid Response Team for Electric Transmission Projects (RRTT) Intended to streamline the permitting and review process of electric transmission projects Intended to speed project development by coordinating statutory permitting, review and consultation schedules and processes among Federal and State agencies 7 major projects have been selected as pilot projects with combined estimated total project costs in excess of $9 billion December 2011 - EPA finalized national standards to reduce mercury and other toxic air pollution from coal and oilfired power plants Planning authorities are being impacted by the Mercury and Air Toxics Standards (MATS) Will likely result in substantial power plant retirements around the country by the end of 2015 2005 - 2013 - Renewable Portfolio Standards (RPS) 30 states with renewable portfolio standards (mandatory); 7 states with renewable energy goals (voluntary) - (Source DSIRE Database) Market Overview Strategy Financial Performance Page 10 Investor Presentation August

TRANSMISSION SPENDING Transmission spending by electrical utilities driven by: System Reliability Aging Electric Grid Connecting Renewables Plant Retirements a Glance report highlights more than 150 planned transmission projects totaling about $51.1 billion planned through 2023, not including investments in transmission upgrades or replacements to existing facilities, which run several billion dollars annually; although the proposed investment is significant, the Brattle Group estimates that $240 billion to $320 billion will be needed through 2030 Stifel 10/4/13 Market Overview Strategy Financial Performance Source: NERC 2013 Long-Term Reliability Assessment Page 11 Investor Presentation August

REGIONAL C&I GROWTH TRENDS Market Overview Strategy Financial Performance Dodge Momentum Index by McGraw-Hill Construction - 12 month leading indicator of construction spending for nonresidential building - 91% correlation between construction planning reports and the US - Used to provide construction starts data to the US Census Bureau for GDP calculation Dodge Momentum Index Makes Third Straight Gain in June - The Dodge Momentum Index gained 3.3% in June to 128.7 (2000=100), its third consecutive increase following hesitation in February and March. Moreover, the growing volume of projects at the planning stage suggests that nonresidential construction starts should be headed higher over the remainder of the year. Source: McGraw Hill Construction Press Release July 9, 2014 Strong $132.1MM Backlog is Driven by: Hospitals Data Centers Airport Projects Transportation Work Water/Waste Water Upgrades strong relationship established between the Dodge Momentum Index and construction spending, with its full year of lead time, means that the index is likely to prove extremely valuable to construction industry professionals, as well as economists and Wall Street analysts - McGraw-Hill Construction Page 12 Investor Presentation August

FUTURE GROWTH OPPORTUNITIES Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships to secure future contracts with new and existing customers Organic Growth Assess segments of the T&D and C&I markets to bring in-house (e.g., foundation drilling, site clearing, specialty equipment fabrication, environmental controls) Vertical Integration Evaluate other areas of the energy infrastructure market for possible expansion Horizontal Expansion Consider the strategic expansion of MYR into favorable markets Geographic Expansion Strategy Financial Performance Page 13 Investor Presentation August

STRONG FINANCIAL PERFORMANCE $0 $50 $100 $150 $200 $250 $300 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions Quarterly Revenue by Work Type Trans. Dist. C&I 8.6% CAGR 46% 56% 51% 59% 68% 68% 27% 18% 24% 21% 15% 12% 27% 26% 25% 20% 17% 20% 0% 20% 40% 60% 80% 100% 2008 2009 2010 2011 2012 2013 % of Total Revenue by Segment Transmission % Distribution % C&I % $0 $10 $20 $30 $40 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions Quarterly Gross Profit Gross Profit 6.8% CAGR $0 $20 $40 $60 $80 $100 $120 $140 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions LTM Gross Profit Trend LTM GP 8.0% CAGR Financial Performance Page 14 Investor Presentation August

STRONG FINANCIAL PERFORMANCE $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Quarterly Diluted EPS Diluted EPS 7.4% CAGR $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions Backlog Backlog - C&I Backlog - T&D 9.1% CAGR All revenue and backlog growth has been organic Backlog includes only 90 days of alliance agreements and signed contracts Not a static business; MYR is constantly marketing to new customers and bidding on new projects Committed to investing in fleet equipment Financial Performance $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Quarterly EBITDA / Diluted Share EBITDA / Diluted Share 9.9% CAGR Page 15 Investor Presentation August

FINANCIAL PERFORMANCE COMPARISON Source: S&P Capital IQ - NM (Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | PIKE metrics are as of 03/31/2014 Financial Performance Page 16 2.49x 2.08x 1.95x 1.59x 1.37x 1.28x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 WG EME MYRG MTZ PWR PIKE Asset Turnover 8.0% 6.8% 5.1% 4.8% 1.6% NM NM 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% PWR MYRG EME MTZ PIKE WG ROA 14.8% 11.8% 11.2% 10.6% 3.6% NM NM 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% MTZ MYRG EME PWR PIKE WG ROE 13.7% 13.5% 11.7% 7.7% 2.0% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% MYRG EME PWR MTZ PIKE WG ROIC Investor Presentation August

FUNDAMENTAL FINANCIAL PERFORMANCE Financial Performance Page 17 $2.26 $1.81 $1.58 $1.49 $0.30 NM $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 EME PWR MTZ MYRG PIKE WG LTM EPS (Diluted) Source: S&P Capital IQ - NM (Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | PIKE metrics are as of 03/31/2014 $22.75 $20.21 $14.38 $12.68 $7.77 $3.67 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 EME PWR MYRG MTZ PIKE WG Book Value per Diluted Share $11.76 $10.77 $2.81 $1.19 $0.94 NM $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 MYRG PWR EME WG PIKE MTZ Tangible BV / Diluted Share 3.45x 2.19x 1.94x 1.73x 1.71x 1.13x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 WG MTZ EME MYRG PWR PIKE Market to Book Value Investor Presentation August

BALANCE SHEET STRENGTH Financial Performance ($50) $0 $50 $100 $150 $200 $250 $300 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions Total Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity No funded debt Limited goodwill Steady growth in tangible net worth Large modern fleet including extensive specialty equipment Strong liquidity position Substantial bonding capacity -$100 -$50 $0 $50 $100 $150 $200 $250 $300 $350 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2008 2009 2010 2011 2012 2013 2014 Millions Tangible Net Worth Goodwill & Intangibles Shareholders Equity TNW Page 18 39 24 45 30 30 95 (17) (16) (6) (23) (12) (14) (11) (13) (16) (19) (25) (29) $(50) $- $50 $100 $150 2008 2009 2010 2011 2012 2013 Millions Components of Free Cash Flow Op. Cash Flow Growth Capex Maint. Capex Free Cash Flow Investor Presentation August

INVESTMENT OUTLOOK Solid execution of corporate strategy has solidified MYR market leader in large transmission line construction Proven Strategy Execution Executive Management average 30+ years of industry experience Experienced Management Regulatory environment supports growth and numerous market analysts expect escalated spending through year 2020. Positive Industry Outlook Opportunities for organic, vertical, horizontal, and geographic growth Favorable Growth Prospects MYR Group owns a large modern fleet of equipment and has substantial tangible net worth and bonding capacity, coupled with a strong liquidity position Strong Financial Position Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations Investment Outlook Page 19 Investor Presentation August

Appendix Appendix Page 20 Investor Presentation August

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 20 years with MYR Group and approximately 31 years in our industry Operations management averages 38 years of industry experience Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi-year, transmission projects Appendix Page 21 Investor Presentation August Name Job Title Years With MYR Years Industry Experience William A. Koertner President and Chief Executive Officer 15 35 Richard S. Swartz Senior VP and Chief Operating Officer 31 31 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 13 30 William H. Green Senior VP 26 48 Tod Cooper Senior VP, East 23 25 Paul J. Evans VP, Chief Financial Officer and Treasurer 2 17 John A. Fluss Group VP, Large Projects 41 41 Gregory T. Wolf VP, Chief Accounting Officer 13 21

MYR GROUP SERVICES Transmission Collector Systems Distribution Traffic Signalization Telecommunications Substation Solar Installations Industrial Storm Restoration EPC Commercial Smart Grid Appendix Page 22 Investor Presentation August

MYR GROUP CUSTOMER SAMPLE Appendix Page 23 Investor Presentation August

EMERGENCY RESPONSE REVENUE $31 $24 $10 $43 $16 $14 $31 $41 $15 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Storm Revenue Storm Revenue Average $25.0MM 2005 Katrina 2008 Gustav 2008 Ike 2011 Irene 2011 NE Snowstorm 2012 - Sandy Appendix Page 24 Investor Presentation August

EBITDA RECONCILIATION $2.46 $1.97 $2.05 $2.34 $3.80 $3.96 $- $1.0 $2.0 $3.0 $4.0 $5.0 2008 2009 2010 2011 2012 2013 EBITDA / Diluted Share Strong EBITDA Growth Successful execution of organic growth strategy Appendix Page 25 Investor Presentation August ($ In Mi l l i ons, Except Per Share Amounts)* FY LTM 2008 2009 2010 2011 2012 2013 6/30/2013 6/30/2014 Net Income 23.6 $ 17.2 $ 16.1 $ 18.3 $ 34.3 $ 34.8 $ 34.9 $ 32.3 $ Interest Expense, net 0.7 0.6 1.0 0.5 0.8 0.7 0.8 0.7 Provision for Income Taxes 15.5 9.5 9.3 10.8 20.4 20.1 20.7 18.5 Depreciation and Amortization 11.2 13.5 16.3 19.5 25.2 29.2 27.4 31.4 EBITDA 51.0 $ 40.8 $ 42.7 $ 49.1 $ 80.7 $ 84.8 $ 83.8 $ 82.9 $ Diluted Weighted Average Shares Outstanding 20.7 20.7 20.8 21.0 21.2 21.4 21.3 21.5 EBITDA per Diluted Share 2.46 $ 1.97 $ 2.05 $ 2.34 $ 3.80 $ 3.96 $ 3.94 $ 3.85 $ Revenue 616.1 $ 631.2 $ 597.1 $ 780.4 $ 999.0 $ 902.7 $ 913.6 $ 932.0 $ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

FINANCIAL RATIO DEFINITIONS Appendix Page 26 S&P Capital IQ Disclaimer of Liability Notice. This may contain information obtained from third parties, third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. LTM Diluted EPS + LTM Interest expense (income), net, per diluted share + LTM Provision for income taxes per diluted share + LTM Depreciation and amortization per diluted share = LTM EBITDA per Diluted Share Book Value (total stockholders' equity) per diluted share - Goodwill and intangible assets per diluted share = Tangible Book Value per Diluted Share Market Capitalization (S&P Capital IQ as of 06/30) ÷ Book Value (total stockholders' equity) = Market to Book Value Market Capitalization (S&P Capital IQ as of 06/30) ÷ Tangible Book Value (S&P Capital IQ) = Market to Tangible Book Value LTM Revenue ÷ Total Assets @ beginning of LTM = Asset Turnover LTM Net Income (including discontinued operations & minority interests) ÷ Total Assets @ beginning of LTM = Return on Assets LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity Cash used in purchasing property and equipment (5 years) ÷ Revenue (5 years) = 5-Year CAPEX Investment % of Revenue Net cash flow from operating activities - Cash used in purchasing property and equipment = Free Cash Flow Book Value (total stockholders' equity) ÷ Weighted Average Diluted Shares = Book Value per Diluted Share (LTM ATNI) - (Dividends + Special Dividends) ÷ Total Capital @ Beginning of LTM (stockholders' equity + net debt) = Return on Invested Capital Investor Presentation August